SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) : August 1, 2003

NEXT, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-025247	95-4675095
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)

7625 Hamilton Park Drive, Suite 12, Chattanooga, Tennessee 37421

Address of principal executive offices

Registrant’s telephone number, including area code: 423-296-8213

(Former name or former address, if changed since last report.)

This Form 8-K/A amends the Current Report on Form 8-K filed August 15, 2003 to include Item 7.

Item 7. Financial Statements and Exhibits

(a)	Consolidated Financial Statements of Lil’ Fan, Inc.

2

LIL’ FAN, INC.

INDEPENDENT AUDITORS’ REPORT

To the Stockholders

Lil’ Fan, Inc.

Noblesville, Indiana

We have audited the accompanying balance sheet of Lil’ Fan, Inc. as of December 31, 2002 and the related statements of operations, stockholders’ deficit and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lil’ Fan, Inc. as of December 31, 2002, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States.

/s/  TAUBER & BALSER, P.C.

June 11, 2003, except for Note 10

As to which the date is September 26, 2003

Atlanta, Georgia

LIL’ FAN, INC.

BALANCE SHEET

JULY 31, 2003 (unaudited) and DECEMBER 31, 2002

ASSETS

	(Unaudited)
	2003	2002
Current assets:
Restricted cash	$25,937	$30,093
Accounts receivable, net of allowance for doubtful	236,199	159,064
accounts of $15,787 and $8,000, respectively
Inventories, net	315,737	304,267
Prepaid expenses	5,853	10,264
Deposits	3,267	5,720

Total current assets	586,993	509,408
Property, plant and equipment, net	45,765	53,392
Other assets, net	20,726	36,273

Total Assets	$653,484	$599,073

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Cash overdraft	$23	$978
Accounts payable	275,459	76,018
Accrued expenses	8,070	7,208
Due to officer/stockholder	117,973	118,173
Note payable-stockholder	194,312	194,312
Line of credit	236,199	157,216
Current portion of long-term debt	7,855	7,855

Total current liabilities	839,891	561,760
Long-term debt, less current maturities	147,181	151,890

Total liabilities	987,072	713,650

Stockholders’ deficit:
Common stock, no par value; 1000 shares	155,000	155,000
authorized, issued and outstanding
Accumulated deficit	(488,588)	(269,577)
Total stockholders’ deficit	(333,588)	(114,577)

Total Liabilities and Stockholders’ Deficit	$653,484	$599,073

The accompanying notes are an integral part of these financial statements.

LIL’ FAN, INC.

STATEMENT OF OPERATIONS

FOR THE SEVEN MONTHS ENDED JULY 31, 2003 (Unaudited)

AND THE YEAR ENDED DECEMBER 31, 2002

	(Unaudited) 2003	2002
Net sales	$725,634	$1,210,385
Cost of sales	524,534	654,449

Gross profit	201,100	555,936
General administrative, and selling expense	355,746	691,613

Operating loss	(154,646)	(135,677)

Non-operating items-
Financing fee	56,879	27,185
Interest expense	7,499	11,058
Other (income) expense	(13)	(157)

Total non-operating	64,365	38,086

Net loss	$(219,011)	$(173,763)

The accompanying notes are an integral part of these financial statements.

LIL’ FAN, INC.

STATEMENT OF STOCKHOLDERS’ DEFICIT

FOR THE SEVEN MONTHS ENDED JULY 31, 2003 (Unaudited)

AND THE YEAR ENDED DECEMBER 31, 2002

	Common stock		Accumulated Deficit	Total
	Shares	Amount
Balance, January 1, 2002	1,000	$155,000	$(95,814)	$59,186
Net loss	—	—	(173,763)	(173,763)
Balance, December 31,2002	1,000	155,000	(269,577)	(114,577)

Net loss	—	—	(219,011)	(219,011)
Balance, July 31, 2003 (Unaudited)	1,000	$155,000	$(488,588)	$(333,588)

The accompanying notes are an integral part of these financial statements.

LIL’ FAN, INC.

STATEMENT OF CASH FLOWS

FOR THE SEVEN MONTHS ENDED JULY 31, 2003

AND THE YEAR ENDED DECEMBER 31, 2002

	(Unaudited) 2003	2002
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(219,011)	$(173,763)

Adjustments:
Depreciation and amortization	23,174	35,489
Provision for bad debt	7,787	8,000
Inventory write-down	6,218	31,898
Changes in:
Accounts receivable	(84,922)	(26,161)
Inventories	(17,688)	52,064
Prepaid expenses	4,411	(6,247)
Other assets	2,453	(3,117)
Accounts payable	199,441	91,718
Accrued expenses	862	(3,103)

Total adjustments	141,736	180,541

Net cash (used) provided by operating activities	(77,275)	6,778

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of capitalized art	—	(35,340)
Purchase of fixed assets	—	(1,111)
Change in restricted cash	4,156	(30,093)

Net cash provided (used) by investing activities	4,156	(66,544)

CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments on long-term debt	(4,709)	(75,502)
Line of credit, net	78,983	157,216
Due to officer/stockholder	(200)	(27,137)
Loan closing cost	0	(857)
Increase in cash overdraft	(955)	978

Net cash provided by financing activities	73,119	54,698

NET DECREASE IN CASH	—	(5,068)
CASH, BEGINNING	—	5,068

CASH, ENDING	$—	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest	$7,499	$11,058

SUPPLEMENTAL DISCLOSURE OF NONCASH FINANCING ACTIVITIES

During fiscal year 2002, the Company re-financed certain debt in the amount of $161,418.

At December 31, 2002, the Company converted $194,312 of accounts payable with a company owned by a stockholder to a note payable.

The accompanying notes are an integral part of these financial statements.

LIL’ FAN, INC.

NOTES TO FINANCIAL STATEMENTS

JULY 31, 2003 AND DECEMBER 31, 2002

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Nature of Business

Lil’ Fan, Inc. (the “Company”), an Indiana corporation, is engaged in the design and merchandising of children’s licensed college and motor sports products. The company has licenses for approximately 120 major universities and colleges as well as the Indianapolis Motor Speedway, International Speedway Corporation, and Garfield amongst its other licenses. The customer base of Lil’ Fan includes major college bookstores, and national department stores.

Restricted Cash

Cash is restricted for the recourse obligation of the Company’s factoring of accounts receivable. These funds are held in the Company’s name by the financial institution with which the Company factors its accounts receivable. Amounts are placed in reserve to cover any amounts advanced to the Company not collected by the financial institution. This reserve is adjusted by the financial institution on a monthly basis.

Inventory

Inventory consists of raw materials, work-in-progress and is valued at the lower of cost or market. Cost is determined on a first-in, first-out basis. Costs included in inventories consist of materials, labor and manufacturing overhead that are related to the purchase and production of inventories. Inventories consist of the following:

	July 31, 2003	December 31, 2002
Raw materials	$214,701	$177,333
Finished goods	101,036	126,934

	$315,737	$304,267

Accounts Receivable

Accounts receivable are stated at the amount management expects to collect from outstanding balances. Management provides for probable uncollectible amounts through a charge to earnings and a credit to a valuation allowance based on its assessment of the current status of individual accounts. Balances that are still outstanding after management has performed reasonable collection efforts are written off through a charge to the valuation allowance and a credit to accounts receivable. The Company grants credit to its customers without requiring collateral.

The Company factors its trade accounts receivable to a financial institution for a financing fee of 2.65% of the amounts advanced. Under the terms of the factoring agreement, the financial institution advances payments to the company upon receipt of accounts receivable invoices from the Company. The Company bears losses resulting from submitted discounts and returns. Included in accounts receivable at July 31, 2003 and December 31, 2002 are $236,199 and $157,216, respectively, relating to invoices or portions there-of submitted to the factor. After 90 days, the uncollected factored invoices are returned to the

LIL’ FAN, INC.

NOTES TO FINANCIAL STATEMENTS

JULY 31, 2003 AND DECEMBER 31, 2002

Company and the amount originally advanced that has not been received by the financial institution is deducted from the restricted cash account. These transactions are not reported as a sale of accounts receivable since the risk is retained by the Company.

Property, Plant and Equipment

Property, plant and equipment are carried at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, or for leasehold improvements, over the terms of the lease, if shorter. Expenditures for additions and improvements are capitalized, while repairs and maintenance costs are expensed as incurred.

Income Taxes

The Company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code and similar state statutes. Accordingly, no provision or liability for income taxes is reflected in the accompanying financial statements. Instead, the stockholders are responsible for income taxes on the Company’s profits and losses.

Revenue Recognition

Revenues from sales to customers are recorded when goods are shipped to customers and are reported net of provision for returns, allowances, claims and discounts, which are referred to as charge-backs.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheet and the reported amounts of revenues and expenses during the reporting period. Accordingly, actual results could differ from those estimates.

New Pronouncements

SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”; SFAS No. 145, “Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections” SFAS No. 146 “Accounting for Costs Associated with Exit or Disposal”, SFAS No. 142 “Goodwill and Other Intangible Assets” became effective for the Company during 2002. SFAS No. 142 requires, among other things, the discontinuance of goodwill amortization. In addition, the standard includes provisions for the reclassification of certain existing recognized intangibles, reclassification of certain intangibles out of previously reported goodwill and the identification of reporting units for the purposes of assessing potential future impairment of goodwill. The provisions of these standards that are applicable to the Company were implemented on a prospective basis as of January 1, 2002, which has no material effect on the Company’s financial statements.

LIL’ FAN, INC.

NOTES TO FINANCIAL STATEMENTS

JULY 31, 2003 AND DECEMBER 31, 2002

NOTE 2 – PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consist of the following:

	July 31, 2003 (unaudited)	December 31, 2002	Estimated Useful Lives
Leasehold improvements	$3,058	$3,508	5 – 7 years
Machinery and equipment	79,410	79,410	5 – 7 years
Software	3,196	3,196	3 years
Furniture and fixtures	8,327	8,327	7 years

	93,991	93,991
Less: Accumulated depreciation	(48,226)	(40,599)

	$45,765	$53,392

Depreciation expense for the seven months ended July 31, 2003 and for the year ended December 31, 2002 was $7,627 and $13,099, respectively.

NOTE 3 – OTHER ASSETS

Other assets subject to amortization consist of the following:

	July 31, 2003 (Unaudited)	December 31, 2002	Estimated Useful Lives
Artwork	$50,980	$50,980	2 years
Embroidery tapes	13,360	13,360	2 years
Loan closing fees	857	857	15 years

	65,197	65,197
Less: Accumulated amortization	(44,471)	(28,924)

Other assets, net	$20,726	$36,273

Amortization expense associated with these assets for the seven months ended July 31, 2003 and for the year ended December 31, 2002 was $15,547 and $22,390, respectively. Amortization expense for the years ended December 31, 2003 and 2004 is estimated to be $27,000 and $7,000, respectively.

NOTE 4 – LINE OF CREDIT

On June 10, 2002, the Company entered into a line of credit with a bank that provides for a maximum borrowing of $250,000, expiring in August 2003. Borrowings under this line of credit are limited to and secured by factored accounts receivable and the personal residence of a stockholder of the Company. Finance fees of 2.65% are charged on amounts borrowed by the Company. As discussed in Note 1, borrowing on this line are based upon accounts receivable and such borrowings must be settled over 90 day periods.

LIL’ FAN, INC.

NOTES TO FINANCIAL STATEMENTS

JULY 31, 2003 AND DECEMBER 31, 2002

NOTE 5 – LONG-TERM DEBT

Long-term debt consist of the following:

	July 31, 2003 (unaudited)	December 31, 2002
Note payable to a financial institution, interest payable at prime plus 2.75% (7.0% at December 31, 2002), due in monthly principal installments of $1,474 including interest, secured by real estate owned by a stockholder of the Company.	$155,036	$158,405
Note payable to a financial institution, due in equal monthly installments of $444, including interest, through March 2003, secured by equipment	—	1,340

Total long-term debt	155,036	159,745
Less current portion	7,855	7,855

Long-term debt, net of current portion	$147,181	$151,890

Maturities of long-term debt for the years ending December 31, based on the current interest rate are as follows:

2003	$7,855
2004	6,896
2005	7,413
2006	7,968
2007	8,566
Thereafter	121,047

$159,745

NOTE 6 – RELATED PARTY TRANSACTIONS

Due to Officer/Stockholder

As of July 31, 2003 and December 31, 2002, an officer of the Company had advanced $117,973 and $118,173, respectively, to the Company. The advance does not bear interest and is repayable upon mutual agreement between the entities.

Note Payable – Stockholder

As of December 31, 2002, the Company converted accounts payable with a vendor wholly owned by a stockholder of the Company, to a Note Payable in the amount of $194,312. This note is non-interest bearing, unsecured, and due on demand. The Company did approximately $375,000 of business with this vendor during the year ended December 31, 2002. From January 1, 2003 through July 31, 2003, no payments were made on this note payable.

LIL’ FAN, INC.

NOTES TO FINANCIAL STATEMENTS

JULY 31, 2003 AND DECEMBER 31, 2002

NOTE 7 – ROYALTIES

The Company pays royalty fees to certain licensing groups based on sales of the line of these licensed products. The licensing groups are independent from its respective customers.

NOTE 8 – OPERATING LEASES

The Company has entered into operating leases for various equipment and vehicles. It also has month-to-month agreements for office and warehouse facilities located in Noblesville, Indiana.

Minimum future lease payments for the years ending December 31 are as follows:

2003	$21,533
2004	11,167
2005	5,735

$38,435

Rental expense for the seven months ended July 31, 2003 and for the year ended December 31, 2002 was $23,867 and $62,791, respectively.

NOTE 9 – SUBSEQUENT EVENT

The Company renewed its line of credit agreement on June 10, 2003. The new agreement contains similar terms and expires August 10, 2003.

On July 31, 2003, Next Inc., pursuant to the terms of an Asset Purchase Agreement acquired all of the operating assets of Lil’ Fan.

Note 10 – Interim Financial Information

The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and should be read in conjunction with Lil’ Fan, Inc. audited financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments considered necessary for a fair presentation have been included. Such adjustments are of a normal recurring nature. Operating results for the seven months ended July 31, 2003 are not necessarily indicative of the results that may be expected for any other period or for a full fiscal year. The interim financial statements do not include the sales related to all the contractual customers of Stan Howard & Associates in accordance with EITF 99-19. However, these sales amounted to approximately $2,901,633 in this interim period, which may be included in future years. Stan Howard & Associates is the primary sales representative for the aforementioned sales. Upon consummation of the merger transaction, Next, Inc. will be the manufacturer of all items sold by Stan Howard & Associates.

NEXT, INC.

INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED COMBINED

FINANCIAL INFORMATION

The following unaudited pro forma condensed combined balance sheet as of July 31, 2003 and the unaudited pro forma condensed combined statement of operations for the six months ended May 31, 2003, are based on the historical financial statements of Next, Inc. and Lil’ Fan Inc. and give effect to the pro forma adjustments described herein as though the acquisition of Lil’ Fan Inc. dated as of July 31, 2003 had been consummated at May 31, 2003 for the unaudited condensed combined balance sheet and at December 1, 2002 for the unaudited condensed combined statements of operations for the twelve months ended November 30, 2002 and the six months ended May 31, 2003, respectively.

The unaudited pro forma condensed combined financial statements should be read in conjunction with the notes thereto and with the historical financial statements of Next, Inc., as filed in its annual report on Form 10-KSB/A on September 9, 2003 and previously filed Form 10-QSB and the historical financial statements of Lil’ Fan, Inc. included elsewhere herein. The unaudited pro forma combined financial statements are not necessarily indicative of the Company’s combined financial position or results of operations that would have been achieved had the acquisition been consummated at July 31, 2003 for the unaudited condensed combined balance sheet, and at January 1, 2002 for the unaudited condensed combined statements of operations for the twelve months ended November 30, 2002 and the six months ended May 31, 2003, respectively.

Under the terms of an Asset Purchase Agreement dated and consummated on July 31, 2003, Next, Inc. purchased all of the operating assets of Lil’ Fan, Inc. and an affiliate sole proprietorship, Stan Howard & Associates. The pro forma adjustments reflect the transaction using the purchase method of accounting, and are based on available information and certain estimates and assumptions set forth in the notes to the unaudited pro forma condensed combined financial information. Next, Inc. will establish a new basis for Lil’ Fan, Inc., assets and liabilities based upon an allocation of the fair value of the acquisition. The unaudited pro forma financial information reflects Next, Inc., best estimates; however, the actual amounts may differ from the pro forma amounts. Sales related to all of Stan Howard & Associates contractual customers are not included in these pro forma statements but represented $2,901,633 in the 2003 period presented. Upon consummation of the merger transaction, Next, Inc. will be the manufacturer of all items sold by Stan Howard & Associates.

NEXT, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

MAY 31, 2003

Assets	May 31, 2003 Next, Inc.	July 31, 2003 Lil’ Fan, Inc.	Pro Forma Adjustments	Pro Forma
Current Assets –
Cash and cash equivalents	$506,756		(100,000)	$406,756
Restricted cash		$25,937		25,937
Accounts receivable, net	3,071,787	236,199	(236,199)	2,930,787
			(141,000)
Inventories	4,756,873	315,737		5,072,610
Prepaid and other assets	827,821	9,120	(318,802)	518,139
Deferred taxes, current	326,104	—	—	326,104

Total Current Assets	$9,489,341	$586,993	-796,001	$9,280,333

Property and equipment, net	1,957,933	45,765		2,003,698
Goodwill	2,033,273	—	1,300,276	3,333,549
Other assets, net	571,123	20,726	(857)	590,992

Total Assets	$14,051,670	$653,484	$503,418	$15,208,572

Liabilities and Equity
Current Liabilities –
Cash overdraft		$23		$23
Accounts payable	$1,681,392	275,459	$(141,000)	1,815,851
Accrued expenses and other liabilities	1,002,515	8,070	237,500	1,248,085
Short term debt and current maturities	5,000,784	244,054	(236,199)	5,008,639

Total Current Liabilities	7,684,691	527,606	(139,699)	8,072,575

Long-term debt, less current maturities	3,093,250	459,467	(117,973)	3,434,744
Deferred taxes	199,665	—		199,665
Other non-current liabilities	305,000	—	256,500	561,500

Total Liabilities	11,282,606	987,073	(1,172)	12,268,484

Commitments & contingencies	—	—	—	—
			387,474
Stockholders’ Equity	2,769,064	(333,589)	117,116	2,940,065

Total Liabilities and Stockholders’ Equity	$14,051,670	$653,484	$503,418	$15,208,549

See notes to unaudited proforma condensed combined financial information.

NEXT, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTHS ENDED NOVEMBER 30, 2002

	For the Twelve Months Ended November 30, 2002 Next, Inc.	For the Twelve Months Ended Dec. 31, 2002 Lil’ Fan, Inc.	Pro Forma Adjustments	Pro Forma
Net Sales	$12,451,436	$1,210,385		$13,661,821
Cost of Sales	8,890,493	654,449		9,544,942

Gross Profit	3,560,943	555,936		4,116,879
Operating Expenses	3,525,092	691,613		4,216,705

Operating Income (loss)	35,851	(135,677)		(99,826)
Other (Expense) Income	(320,615)	(38,086)		(358,701)

Income Before Income Taxes	(284,764)	(173,763)		(458,527)
Provision (Benefit) for Taxes	(201,759)	—	(69,505)	(271,264)

Net Income	$(83,005)	$(173,763)	$(69,505)	$(187,263)

Net income per share, basic and diluted	$(0.01)			$(0.02)

Weighted average shares outstanding	$9,655,772		$180,000	$9,835,772

See notes to unaudited proforma condensed combined financial information.

NEXT, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED MAY 31, 2003

	For the Six Months Ended May 31, 2003 Next, Inc.	For the Seven Months Ended July 31, 2003 Lil’ Fan, Inc.	Pro Forma Adjustments	Pro Forma
Net Sales	$5,131,944	$725,634	$(141,000)	$5,716,578
Cost of Sales	3,706,289	524,534	(141,000)	4,089,823

Gross Profit	1,425,655	201,100		1,626,755
Operating Expenses	1,065,072	355,746		1,420,818

Operating Income (loss)	360,583	(154,646)		205,937
Other (Expense) Income	(123,020)	(64,365)		(187,385)

Income (Loss) Before Taxes	237,563	(219,011)		18,552
Provision (Benefit) for Taxes	94,165	0	(86,811)	7,354

Net Income	$143,398	$(219,011)	$(86,811)	$11,198

Net income per share, basic and diluted	$0.01			$0.00

Weighted average shares outstanding	$11,241,731		$180,000	$11,421,731

See notes to unaudited proforma condensed combines financial information.

NEXT, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

May 31, 2003 Pro Forma Condensed Combined Balance Sheet Adjustments:

No.	Account Description	Debit	Credit
1	Short term debt	236,199
	Long term debt	117,973
	Accounts receivable		236,199
	Other assets		857
	Equity		117,116

To eliminate assets and liabilities from Lil’ Fan not purchased or assumed.

No.	Account Description	Debit	Credit
2	Goodwill	1,300,276
	Stockholders equity		387,474
	Cash		100,000
	Other current assets		318,802
	Accrued expense & other		237,500
	Non current liabilities		256,500

To record and allocate the purchase price as follows:

	Shares	Fair value per share	Fair value
Common stock	180,000	$0.95	171,000
Cash			100,000
Note payable			137,500
Contingent (earn-out) liability			256,500
Relocation expense			50,000
Acquisition expense			368,803

Total Purchase Price			1,083,803
Fair value of net liability acquired-
Current assets		347,504
Property and equipment		45,765
Other assets		23,136
Liabilities assumed		(632,878)

Fair value of identifiable net liability assumed			216,473

Goodwill			1,300,276

No.	Account Description	Debit	Credit
3	Accounts payable	141,000
	Accounts receivable		141,000
	To eliminate inter-company payable/receivable

NEXT, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Pro Forma Condensed Combined Statement of Operations Adjustments for the Twelve Months Ended November 30, 2002.

No.	Account Description	Debit	Credit
4	Deferred income taxes	69,505
	Provision for income taxes		69,505

To record benefit of income taxes as if Lil’ Fan, Inc were taxed as a C corporation.

Pro Forma Condensed Combined Statement of Operations Adjustments for the Six Months Ended May 31, 2003.

No.	Account Description	Debit	Credit
5	Cost of Sales	141,000
	Net Sales		141,000
6	Deferred income taxes	86,811
	Provision for income taxes		86,811

To record benefit of income taxes as if Lil’ Fan, Inc. were taxed as a C corporation.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2003	NEXT, INC. By: /s/ Dan F. Cooke Dan F. Cooke, Chairman and Chief Executive Officer